UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 11, 2024, Xenetic Biosciences, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following four proposals and cast their votes as described below.

1.	The Company’s stockholders approved the election of the following six nominees with each director receiving votes as follows:

Name	For	Withheld	Broker Non-Votes
Dr. Grigory Borisenko	486,395	18,588	391,780
Mr. Firdaus Jal Dastoor	470,826	34,157	391,780
Dr. Dmitry Genkin	483,081	21,902	391,780
Dr. Roger Kornberg	458,022	46,961	391,780
Mr. Moshe Mizrahy	482,135	22,848	391,780
Mr. Alexey Vinogradov	485,179	19,804	391,780

2.	The Company’s stockholders voted upon and approved the ratification of the selection of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
878,207	15,137	3,419	-

3.	The Company’s stockholders voted upon and approved, on a non-binding, advisory basis, the Company’s named executive officer compensation. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
462,285	40,600	2,098	391,780

4.	The Company’s stockholders voted upon and approved, on a non-binding, advisory basis, the frequency of holding future votes regarding named executive officer compensation (“Say on Frequency”) every 1 year. The votes on this proposal were as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
470,918	3,600	3,631	26,834	391,780

Consistent with the recommendation of the Company’s Board of Directors, as set forth in the 2024 Proxy Statement, and based on the results of this non-binding advisory vote, it is the Company’s intent that future advisory stockholder votes on the compensation of its named executive officers will be held annually and included in the Company’s proxy materials for each annual meeting until the next required vote on Say on Frequency.

No other matters were considered or voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: December 13, 2024	Name: James Parslow
Title: Interim Chief Executive Officer

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